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                                                                     CGS&H DRAFT
                                                                          8/6/96


                             Kapson Senior Quarters Corp.
                                  3,550,000 Shares*
                                     Common Stock
                                  ($0.01 par value)
                                Underwriting Agreement

                                                              New York, New York
                                                                          , 1996
Salomon Brothers Inc
Raymond James & Associates, Inc.
Wheat, First Securities, Inc.
c/o Salomon Brothers Inc
  as Representative of the several Underwriters
Seven World Trade Center
New York, New York  10048

Ladies and Gentlemen:

    Kapson Senior Quarters Corp., a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom Salomon Brothers Inc (the "Representative") is acting as representative, 3,550,000 shares (the "Underwritten Securities") of Common Stock, $0.01 par value, of the Company ("Common Stock"). The Company and the persons named in Schedule II hereto (the "Selling Stockholders") also propose to grant to the Underwriters an option to purchase up to 532,500 additional shares of Common Stock (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities").

    1.    REPRESENTATIONS AND WARRANTIES.

         (a) The Company and the Selling Stockholders jointly and severally represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1. Certain terms used in this Agreement are defined in paragraph
(iii) of this Section 1(a).
              (i) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-05945) on

- -----------------------------

* Plus an option to purchase from Kapson Senior Quarters Corp. and the Selling Stockholders up to 532,500 additional shares to cover over-allotments.


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    Form S-1, including a related preliminary prospectus, for the registration under the Securities Act of 1933 (the "Act") of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (A) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (B) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (B), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representative shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

              (ii) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and the Selling Stockholders make no representations or warranties as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

              (iii) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term the "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus"


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    shall mean any preliminary prospectus referred to in paragraph (a) above and any preliminary prospectus included in the Registration Statement at the Effective Date that omits Rule 430A Information. "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date. "Registration Statement" shall mean (i) the registration statement referred to in paragraph (a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended and (ii) in the event any registration statement is filed by the Company pursuant to Rule 462(b) that relates to the offering and sale of the Securities, shall also mean such registration statement. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424" and "Rule 430A" refer to such rules under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

              (iv) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, except where a failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole; and the Company has full authority (corporate and other) to enter into this Agreement and to carry out all of the terms and provisions hereof to be carried out by it.

              (v) All of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable and, except as otherwise set forth in the Prospectus, are owned by the Company, either directly or through wholly owned subsidiaries, free and clear of any security interests, liens, encumbrances, equities or claims.

              (vi) The Company's authorized, issued and outstanding capitalization is set forth in the Prospectus; and the outstanding shares of capital stock of the Company (including the Option Securities being sold hereunder by the Selling Stockholders) have been duly authorized and validly issued and are fully paid and nonassessable.


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              (vii)  The Securities to be sold by the Company hereunder have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable; no holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Securities; and there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any of its Subsidiaries or any security convertible into or exchangeable for any shares of capital stock of the Company or any of its subsidiaries, other than (A) commitments, plans or arrangements to issue Common Stock of the Company in order to consummate the transactions contemplated by and described in the Registration Statement and the Prospectus in order to effect the conveyance to the Company of the assisted living business of the Predecessor, and (B) options issued and outstanding under the stock incentive plan adopted on June 7, 1996 (the "1996 Stock Incentive Plan") to purchase shares of the Company's capital stock.

              (viii) The capital stock of the Company and the Securities conform to the respective descriptions thereof contained in the Prospectus; and the Securities have been duly admitted for quotation, subject to official notice of issuance and evidence of satisfactory distribution, on the Nasdaq Stock Market National Market.

              (ix) The combined financial statements and schedules of the Company's predecessor, The Kapson Group (the "Predecessor") and the financial statements and schedules of Town Gate East, a partnership organized under the laws of the State of New York ("Town Gate East") and Town Gate Manor, a partnership organized under the laws of the State of New York ("Town Gate Manor"), included in the Prospectus fairly present the financial position of the Predecessor, Town Gate East and Town Gate Manor and the results of their operation and changes in financial condition as of the dates and periods therein specified; such financial statements and schedules have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein); the selected financial data set forth under the caption "Summary Financial, Operating and Pro Forma Data" and "Selected Financial, Operating and Pro Forma Data" in the Prospectus fairly present on the basis stated therein, the information included therein; and the pro forma financial statements of the Company and its subsidiaries, Town Gate East and Town Gate Manor and the related notes thereto included in the Registration Statement and the Prospectus present fairly in accordance with generally accepted accounting principles the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.


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              (x)  Coopers & Lybrand L.L.P., who have certified certain
    combined financial statements of the Predecessor and delivered their report with respect to the audited combined financial statements, schedules and notes included in the Prospectus filed with the Commission as a part of the Registration Statement, are independent accountants within the meaning of the Act and the rules and regulations thereunder.

              (xi) Rotenberg & Company LLP, who have certified certain financial statements of Town Gate East and Town Gate Manor and delivered their report with respect to the audited financial statements, schedules and notes of Town Gate East and Town Gate Manor included in the Prospectus filed with the Commission as a part of the Registration Statement, are independent accountants and auditors within the meaning of the Act and the rules and regulations thereunder.

              (xii) This Agreement has been duly authorized, executed and delivered by the Company.

              (xiii) No legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party in any capacity or to which any property of the Company or any of its subsidiaries is subject that are not described in the Prospectus as required by the Act and the rules thereunder; and no legal or governmental proceedings are pending to which the Company or any of its subsidiaries is a party in any capacity or to which any of the properties of the Company or any of its subsidiaries is subject, nor have any such proceedings been threatened against the Company or any of its subsidiaries in any capacity or with respect to any of their respective properties, except for such proceedings that, if the subject of an unfavorable decision, ruling or finding, would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), earnings, operations, business or properties of the Company and its subsidiaries taken as a whole.

              (xiv) No consent, approval, authorization, registration, qualification or order of or with any governmental agency or body is required for the issue or sale of the Securities or for the consummation of any of the other transactions herein contemplated or for the fulfillment of the terms hereof, except such as have been obtained and such as may be required under blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters.

              (xv) Neither the issue or sale of the Securities, nor the consummation of any other transaction herein contemplated nor the fulfillment of the terms hereof, will conflict with, result in a breach or violation of, or constitute a default under, any law or regulation or the charter or by-laws of the Company or the terms of any indemnity, credit agreement, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or any judgment, order, decree, rule or regulation of any court, regulatory body,


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    administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries.

              (xvi) Neither the Company nor any subsidiary has (A) taken nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or (B) paid or agreed to pay any person any compensation for soliciting another to purchase any securities of the Company.

              (xvii) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been (A) any material adverse change in the condition (financial or otherwise), earnings, operations, business or properties of the Company and its subsidiaries taken as a whole, (B) any transaction or series of related transactions that is material to the Company or its subsidiaries, taken as a whole, except transactions entered into in the ordinary course of business, (C) any obligation, direct or contingent, incurred by the Company or any subsidiary that is material to the Company and its subsidiaries, taken as a whole, except obligations incurred in the ordinary course of business, (D) any change in the capital stock or outstanding indebtedness of the Company or its subsidiaries that is material to the Company and its subsidiaries taken as a whole, (E) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company other than as described in the Prospectus, or (F) any loss or damage (whether or not insured) to the property of the Company or its subsidiaries which has been sustained and which has a material adverse effect on the condition (financial or otherwise), earnings, operations, business or properties of the Company and its subsidiaries taken as a whole.

              (xviii) The Company and each of its subsidiaries has good and marketable title in fee simple to all items of real property and marketable title to all personal property owned by each of them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects, except such as do not materially affect the value of such property and do not interfere with the use made or to be made of such property by the Company or such subsidiary, in each case except as described in or contemplated by the Prospectus; and any real property and improvements held under lease by the Company and any such subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such property and improvements by the Company or such subsidiary, in each case except as described in or contemplated by the Prospectus.

              (xix) No labor dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent that could result in a material adverse change in the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, except as described in the Prospectus.


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              (xx)  The Company and its subsidiaries own or possess all
    material patents, patent applications, trademarks, service marks, trade names, licenses, copyrights and proprietary or other confidential information currently employed by them in connection with their respective business, and neither the Company nor any such subsidiary has received notice of infringement of or conflict with asserted rights of any third party with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, except as described in or contemplated by the Prospectus.

              (xxi) The Company and each of its subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which they are engaged; neither the Company nor any such subsidiary has been refused insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, except as described in or contemplated by the Prospectus.

              (xxii) The Company, its subsidiaries and the operators of the facilities of the Company and its subsidiaries possess all licenses, certificates, authorizations, permits and approvals issued by the appropriate federal, state, local and foreign regulatory authorities necessary to conduct their respective businesses in accordance with their present operations, except where the failure to possess any of the foregoing would not have a material adverse effect on any one or more of the Company's facilities, and neither the Company nor any subsidiary nor any operator has received any notice of proceedings relating to the revocation or modification of any license, certificate, authorization, permit or approval which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a material adverse change in the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, except as described in or contemplated by the Prospectus or as set forth on
    Schedule III hereto.

              (xxiii) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will conduct its operations in a manner that will not subject it to registration as an "investment company" under the Investment Company Act.

              (xxiv) Neither the Company nor any of its subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials; and each of the Company and its subsidiaries has received all permits, licenses or other approvals

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    required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses; and the Company and each subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except, with respect to each of the foregoing clauses, any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), earnings, business or properties of the Company and its subsidiaries taken as a whole, except as described in or contemplated by the Prospectus.

              (xxv) Each certificate signed by any officer of the Company and delivered to the Representative, any Underwriter or counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to the Underwriters to the matters covered thereby.

              (xxvi) No default exists, and no event has occurred which with notice or the lapse of time or both, would constitute a default in the due performance and observance of any term, covenant or condition of any indenture, credit agreement, mortgage, deed of trust, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or any of their respective properties is bound or may be affected in any material adverse respect, except, in the case of such other agreements and instruments, any default which would not have a material adverse effect on the condition (financial or otherwise), earnings, business or properties of the Company or its subsidiaries taken as a whole.

              (xxvii) Each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorization, and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

              (xxviii) Each of the Company and its subsidiaries has timely filed all necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown thereon as due, and there is no tax deficiency that has been or, to the best of the Company's knowledge, might be asserted against the Company or its subsidiaries that might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or properties of the Company and its subsidiaries; and all tax liabilities are adequately provided for on the books of the Company.

              (xxix) Each Selling Stockholder listed in Schedule II hereto and each director, executive officer and affiliate of the Company has executed a letter substantially in the form of Exhibit A hereto and true, accurate and complete copies of


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    each such letter have been delivered on or prior to the date hereof to the
    Representative. The Company has provided to counsel for the Underwriters a complete and accurate list of all stockholders of the Company and the number and type of shares held by each stockholder. Each stockholder has executed a letter substantially in the form of Exhibit A hereto and true, accurate and complete copies of each such letter have been delivered on or prior to the date hereof to the Representative.

              (xxx) Each of the operating agreements (the "Operating Agreements") and the management agreements (the "Management Agreements") by and among the Company and any of its subsidiaries and Glenn Kaplan, Wayne
    L. Kaplan and Evan A. Kaplan (the "Kaplans"), and each of the employment agreements (the "Employment Agreements") between the Company and each of the Kaplans, as described in or contemplated by the Prospectus, has been duly authorized, executed and delivered by the Company.

              (xxxi) Except as set forth in the Registration Statement and the Prospectus, there have not been, and there are not proposed, any transactions or agreements between the Company or the subsidiaries on the one hand and the officers, directors or shareholders of the Company or any of the subsidiaries on the other.

              (xxxii) To the knowledge of the Company, (A) no officer or director of the Company is in breach or violation of any employment agreement, non-competition agreement or other agreement restricting the nature or scope of employment to which such officer or director is a party; and (B) neither the current conduct nor the proposed conduct of the business of the Company or any of its subsidiaries, as described in the Prospectus, will result in a breach or violation of any such agreement.

              (xxxiii) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any subsidiary to or for the benefit of any of the officers, directors or affiliates of the Company or any subsidiary or any of the members of the families of any of them, except as disclosed in the Registration Statement and the Prospectus.

         (b) Each Selling Stockholder represents and warrants to, and agrees with, each Underwriter that:

              (i) Such Selling Stockholder is the lawful owner of the Securities to be sold by such Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Securities, as provided herein, such Selling Stockholder will convey good and valid title to such Securities, free and clear of all liens, encumbrances, equities and claims whatsoever.

              (ii) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Securities Exchange Act of 1934


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    (the "Exchange Act") or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities and has not effected any sales of shares of Common Stock which, if effected by the issuer, would be required to be disclosed in response to Item 701 of Regulation S-K.

              (iii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

              (iv) Neither the sale of the Securities being sold by such Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder or the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument to which such Selling Stockholder is a party or bound, or any judgment, order or decree applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder.

    2.   PURCHASE AND SALE.

         (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $__.__ per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in
Schedule I hereto.

         (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Selling Stockholders hereby grant an option to the several Underwriters to purchase, severally and not jointly, up to 532,500 shares of the Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or telegraphic notice by the Representative to the Company and the Selling Stockholders setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of Option Securities by the Company and the Selling Stockholders, and payment therefor to the Company and the Selling Stockholders shall be made as provided in Section 3 hereof. The maximum number of shares of the Option Securities to be sold by the Company and each of the Selling Stockholders is set forth in Schedule II hereto. In the event that the Underwriters exercise less than their full


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over-allotment option, the number of shares to be sold pursuant thereto shall be allocated equally as between the Company and the Selling Stockholders in proportion to the number of such persons' or entity's shares subject to such option. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

    3. DELIVERY AND PAYMENT. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on ___________, 1996, or such later date (not later than _________, 1996) as the Representative shall designate, which date and time may be postponed by agreement among the Representative, the Company and (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date) the Selling Stockholders or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the respective aggregate purchase prices of the Securities being sold by the Company and each of the Selling Stockholders to or upon the order of the Company and the Selling Stockholders by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. Delivery of the Underwritten Securities and the Option Securities shall be made at such location as the Representative shall reasonably designate at least one business day in advance of the Closing Date and payment for such Securities shall be made at the office of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York. Certificates for the Securities shall be registered in such names and in such denominations as the Representative may request not less than three full business days in advance of the Closing Date.

         The Company and the Selling Stockholders agree to have the Securities available for inspection, checking and packaging by the Representative in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

         Each Selling Stockholder will pay all applicable stock transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Stockholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

         If the option provided for in Section 2(b) hereof is exercised after the third business day prior to the Closing Date, the Company and the Selling Stockholders will deliver (at the expense of the Company) to the Representative, care of Salomon Brothers Inc, at One New York Plaza, New York, New York, on the date specified by the Representative (which shall be within three business days after exercise of said option), certificates for the Option Securities in such names and denominations as the Representative shall have requested against payment of the purchase price thereof to or upon the order of the Company and the Selling Stockholders by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. If settlement for the Option Securities occurs after the Closing Date, the Company and the Selling Stockholders will deliver to the Representative on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to
Section 6 hereof.

    4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.
    5.   AGREEMENTS.

         (a)  The Company agrees with the several Underwriters that:

              (i) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus without your prior consent. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Representative (A) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective,
    (B) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (C) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (E) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

              (ii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the

    Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a)(i) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance.

              (iii) As soon as practicable, the Company will make generally available to its security holders and to the Representative an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

              (iv) The Company will furnish to the Representative and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representative may reasonably request. The Company will furnish or cause to be furnished to the Representative copies of all reports on Form SR required by Rule 463 under the Act. The Company will pay the expenses of printing or other production of all documents relating to the offering.

              (v) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representative may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities, will pay the fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering and will pay the fees and expenses of counsel to the Representative in connection with the qualification of the Securities for sale under the laws of the jurisdictions so designated by the Representative.

              (vi) The Company and each director, executive officer and affiliate of the Company will not, for a period of 180 days following the Execution Time, without the prior written consent of the Representative, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any shares of Common Stock (other than the Securities) or any securities convertible into, or exchangeable for, shares of Common Stock; PROVIDED, HOWEVER, that the Company may (A) issue Common Stock in order to consummate the transactions contemplated by and described in the Registration Statement and the Prospectus in order to effect the conveyance to the Company of the assisted living business of the Predecessor, (B) issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time, and (C) issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time and the directors, executive officers and affiliates of the Company may dispose of shares of Common Stock as bona fide gifts, including charitable contributions.

              (vii) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, AN ACT RELATING TO DISCLOSURE OF DOING BUSINESS WITH CUBA, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

         (b) Each Selling Stockholder agrees with the several Underwriters that such Selling Stockholder will not, for a period of 180 days following the Execution Time, without the prior written consent of the Representative, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any shares of Common Stock (other than the Securities) beneficially owned by such Selling Stockholder, or any securities beneficially owned by such Selling Stockholder that are convertible into, or exchangeable for, shares of Common Stock, other than shares of Common Stock disposed of as bona fide gifts, including charitable contributions.

    6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Stockholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

         (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representative agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM, New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM, New York City time, on such date or (ii) 12:00 Noon, New York City time, on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM, New York City time, on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         (b) The Company shall have furnished to the Representative the opinion of Proskauer Rose Goetz & Mendelsohn LLP, counsel for the Company, dated the Closing Date, to the effect that:

              (i) the Company has been duly incorporated and each of the Company and the subsidiaries is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction listed opposite such entity's name on Schedule A attached to such counsel's opinion, an officer of each such corporation having submitted to such counsel a certificate (copies of which have been provided to the Representative), stating that, in his view, such jurisdictions are the only jurisdictions in which the real or personal property owned or leased or business conducted by such corporation is material to the operations of the Company and its subsidiaries taken as a whole;

              (ii) all the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable; and, except as otherwise set forth in the Prospectus, such counsel has no actual knowledge, after due inquiry, that any of the shares of capital stock of any subsidiary which are held of record directly or indirectly by the Company are owned subject to any liens, encumbrances, claims, or security interests;

              (iii) the Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Prospectus; the outstanding shares of Common Stock (including the Option Securities being sold hereunder by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and nonassessable; the Securities to be sold under this Agreement by the Company have been duly and validly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the Securities are duly admitted for quotation, subject to official notice of issuance and evidence of satisfactory distribution, on the Nasdaq Stock Market National Market; the certificates for the Securities are in valid and sufficient form; and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Underwritten Securities under the Delaware General Corporation Law, the Certificate of Incorporation of the Company or any indenture or other agreement or instrument included as an exhibit to the Registration Statement;

              (iv) to the actual knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any subsidiary or to which any of the property of the Company or any subsidiary is subject that is of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required;

              (v) the statements in the Prospectus under the headings "Risk Factors --Operating Agreements; Management Agreements and --Government Regulation," "Business--Government Regulations," "Management- -Indemnification and Limitation of Liability, --401(k) Plan, --1996 Stock Incentive Plan, and --Employment Agreements," "Certain Transactions," "Principal and Selling Stockholders," "Description of Capital Stock," "Legal Proceedings" and "Shares Eligible for Future Sale" insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly summarize the information called for with respect to such legal matters, documents and proceedings;

              (vi) each of the Operating Agreements, the Management Agreements and the Employment Agreements has been duly authorized by all necessary corporate action, validly executed and delivered by each of the parties thereto and constitutes a legal, valid and binding obligation of each party, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting or relating to the enforcement of creditors' rights generally and general equitable principles;

              (vii) the Operating Agreements and the Management Agreements comply with all applicable federal and New York State laws and regulations;

              (viii) each of the Company, its subsidiaries and Glenn Kaplan, Wayne Kaplan and Evan Kaplan (together the "Kaplans") possess the licenses, certificates, authorizations, permits and other approvals which they are required to possess, respectively, by the New York State Department of Social Services and the New York State Department of Health, to operate the facilities of the Company in accordance with their present operations, and such counsel knows of no other federal or New York State licenses, certificates, authorizations, permits and other approvals (other than local zoning, land use and general business and corporate laws, rules and regulations not specifically related to assisted living facility operation), required by the Company, its subsidiaries or the Kaplans to operate the facilities of the Company in accordance with their present operations;

              (ix) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and of any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the actual knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder;

              (x) this Agreement has been duly authorized, executed and delivered by the Company;

              (xi) no consent, approval, authorization or order of any federal or New York State court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

              (xii) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach or violation of, or constitute a default under any federal or New York State law, the Delaware General Corporation Law or the charter or by-laws of the Company or any of the subsidiaries or the terms of any indenture or other agreement or instrument actually known to such counsel and to which the Company or any of the subsidiaries is a party or bound or any judgment, order or decree actually known to such counsel to be applicable to the Company or any of the subsidiaries of any federal or New York State court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries;

              (xiii) except as described in or contemplated by the Prospectus, such counsel has no actual knowledge that any holders of securities of the Company have rights to the registration of such securities under the Registration Statement; and

              (xiv) the Company is not now, and after sale of the Securities to be sold under this Agreement by the Company and application of the net proceeds from such sale as described in the Prospectus under the caption "Use of Proceeds" will not be, an "investment company" within the meaning of the Investment Company Act.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the United States of America or the corporation laws of the State of Delaware, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters, (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials, and (C) as to the licenses, certificates, authorizations, permits and other approvals referred to in subparagraph (viii) of this paragraph (b), on a certificate of the Company, provided that such counsel has examined originals or copies of each such license, certificate, authorization, permit or approval without independently verifying whether any of the foregoing were duly issued or continue to be in effect. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

         In addition, such counsel shall furnish to the Representative a letter in the form of Exhibit B hereto.

         (c) The Selling Stockholders shall have furnished to the Representative the opinion of Proskauer Rose Goetz & Mendelsohn LLP, counsel for the Selling Stockholders, dated the Closing Date, to the effect that:

              (i) this Agreement has been duly executed and delivered by each Selling Stockholder and each Selling Stockholder, subject to paragraph (ii) immediately below, has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement the Securities being sold by such Selling Stockholder hereunder, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting or relating to the enforcement of creditors' rights generally and general equitable principles;

              (ii) upon delivery on behalf of each of the Selling Stockholders to the several Underwriters of certificates for the Securities being sold hereunder by such Selling Stockholder against payment therefor as provided herein, the several Underwriters will acquire all the rights of such Selling Stockholder to such Securities and will acquire such Securities free and clear of any "adverse claim" (as such term is used in Section 8-302 of the Uniform Commercial Code as in effect in the State of New York), assuming the Underwriters acquire such shares in good faith and without notice of any such "adverse claim";

              (iii) no consent, approval, authorization or order of any federal or New York State court or governmental agency or body is required for the consummation by any Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

              (vi) neither the sale of the Securities being sold by any Selling Stockholder nor the consummation of any other of the transactions herein contemplated by any Selling Stockholder or the fulfillment of the terms hereof by any Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument actually known to such counsel and to which any Selling Stockholder is a party or bound, or any judgment, order or decree actually known to such counsel to be applicable to any Selling Stockholder of any federal or New York State court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Stockholder.

         In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company.

         (d) The Representative shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representative may reasonably require, and the Company and each Selling Stockholder shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

         (e) The Company shall have furnished to the Representative a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplements to the Prospectus and this Agreement and that:

              (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

              (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

              (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

         (f) Each Selling Stockholder shall have furnished to the Representative a certificate, signed by such Selling Stockholder, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that the representations and warranties of such Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

         (g) At the Execution Time and at the Closing Date, Coopers & Lybrand L.L.P. shall have furnished to the Representative a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants within the meaning of the Act and the respective applicable published rules and regulations thereunder; and that they have performed a review of the unaudited interim financial information of the Predecessor as of June 30, 1996 and for the six-month period ended June 30, 1995 and 1996 and the unaudited pro forma financial statements as of, and stating in effect that:

              (i) in their opinion the audited combined financial statements and schedules included in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

              (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company, its Predecessor and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letters; a reading of the minutes of the meetings of the partners, holders of stock or other interests, directors and the executive, audit and compensation committees of the Company, its Predecessor and its subsidiaries and inquiries of certain officials of the Company, its Predecessor and its subsidiaries who have or have had the responsibility for financial and accounting matters as to transactions and events subsequent to December 31, 1995, nothing came to their attention which caused them to believe that:

                   (A) any unaudited financial statements included in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to registration statements on Form S-1; or said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; or

                   (A) with respect to the period subsequent to December 31, 1995, there were any changes, at a specified date not more than three business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock or decreases in total shareholders' equity of the Company and its subsidiaries as compared with the amounts shown on the June 30, 1996 combined balance sheet of the Predecessor included in the Registration Statement and the Prospectus, or from the period July 1, 1996, to such specified date, there were any decrease, as compared with the corresponding period in the preceding year, in total revenues or earnings before provision for income taxes or in net earnings of the Company and its subsidiaries, except in all instances for changes or decreases set forth in each letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representative;

              (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company, its Predecessor and its subsidiaries) set forth in the Registration Statement and the Prospectus, including the information set forth under the captions "Summary Financial, Operating and Pro Forma Data" and "Selected Financial, Operating and Pro Forma Data" in the Prospectus, agrees with the accounting records of the Company, its Predecessor and its subsidiaries, excluding any questions of legal interpretation; and

              (iv) they have read the unaudited pro forma financial statements included in the Registration Statement and the Prospectus; carried out certain specified procedures; inquired of certain officials of the Company, its Predecessor and its subsidiaries, who have or have had responsibility for financial and accounting matters; and proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements.

         References to the Prospectus in this paragraph (g) include any supplement thereto at the date of the letter.

         (h) At the Execution Time and at the Closing Date, Rotenberg & Company LLP shall have furnished to the Representative a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representative, confirming that they are independent accountants and auditors within the meaning of the Act and the respective applicable published rules and regulations thereunder; and that they have performed a review of the unaudited interim financial information of Town Gate East and Town Gate Manor for the three-month period ended March 31, 1996, and stating in effect that:

              (i) in their opinion the audited financial statements and financial statement schedules included in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

              (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company, its Predecessor and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letters; and inquiries of certain officials of Town Gate East and Town Gate Manor who have or have had the responsibility for financial and accounting matters as to transactions and events subsequent to December 31, 1995, nothing came to their attention which caused them to believe that:

                   (A) any unaudited financial statements of Town Gate East and Town Gate Manor included in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to registration statements on Form S-1; or said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; and

         References to the Prospectus in this paragraph (h) include any supplement thereto at the date of the letter.

         (i)  The Representative also shall have received from Coopers &
Lybrand L.L.P. a letter stating that the Company's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the financial statements of the Company and its subsidiaries.

         (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraphs (g) and (h) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

         (k) At the Execution Time, the Company shall have furnished to the Representative a letter substantially in the form of Exhibit A hereto from each executive officer, director and affiliate of the Company addressed to the Representative, in which each such person agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of Common Stock beneficially owned by such person or any securities convertible into, or exchangeable for, shares of Common Stock for a period of 180 days following the Execution Time without the prior written consent of the Representative, other than shares of Common Stock disposed of as bona fide gifts, including charitable contributions.

         (l) Prior to the Closing Date, the Company and each Selling Stockholder shall have furnished to the Representative such further information, certificates and documents as the Representative may reasonably request.

         If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representative and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Company and each Selling Stockholder in writing or by telephone or telegraph confirmed in writing.

    7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Stockholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

    8.   INDEMNIFICATION AND CONTRIBUTION.

         (a) The Company and the Selling Stockholders jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter, and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company and the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative specifically for inclusion therein; and PROVIDED FURTHER that as to the Prospectus this indemnity agreement shall not inure to the benefit of any Underwriter, its officers, employees or any person controlling that Underwriter on account of any loss, claim, damage, liability or action arising from the sale of Securities to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, or an amendment or supplement thereto, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Prospectus was corrected in the amendment or supplement thereto, unless such failure resulted from non-compliance by the Company with Section 5(a)(iv). This indemnity agreement will be in addition to any liability which the Company or the Selling Stockholders may otherwise have.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each Selling Stockholder, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representative specifically for inclusion in the documents referred to in the foregoing indemnity or with respect to any loss, claim, damage, liability or action arising from the sale of Securities to any person by an Underwriter if that Underwriter failed to send or give a copy of the Prospectus, or an amendment or supplement thereto, to that person within the time required by the Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Prospectus was corrected in the amendment or supplement thereto, unless such failure resulted from non-compliance by the Company with Section 5(a)(iv). This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and each Selling Stockholder each acknowledge that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you, as the Representative, confirm that such statements are correct.
         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party; PROVIDED, HOWEVER, that in no event shall the indemnifying party bear the fees, costs and expenses of more than one firm of the attorneys (in addition to one firm of attorneys as local counsel in each necessary jurisdiction) for all indemnified parties. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Selling Stockholders, jointly and severally, and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, one or more of the Selling Stockholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and by the Underwriters on the other from the offering of the Securities; PROVIDED, HOWEVER, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Selling Stockholders, jointly and severally, and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Selling Stockholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company, the Selling Stockholders or the Underwriters. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution were determined by PRO RATA allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

         (e) The liability of each Selling Stockholder under such Selling Stockholder's representations and warranties contained in Section 1 hereof and under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount equal to the initial public offering price of the Securities sold by such Selling Stockholder to the Underwriters. The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

    9. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or

Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; PROVIDED, HOWEVER, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Stockholders or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representative shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholders and any nondefaulting Underwriter for damages occasioned by its default hereunder.

    10. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or National Market System, (ii) a banking moratorium shall have been declared by either Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representative, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus.

    11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Stockholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Stockholder or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

    12. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representative, will be mailed, delivered or telegraphed and confirmed to them, care of Salomon Brothers Inc, at Seven World Trade Center, New York,

New York 10048; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 242 Crossways Park West, Woodbury, New York 11797, attention of Glenn Kaplan; or, if sent to the Selling Stockholders, will be mailed, delivered or telegraphed and confirmed to the Selling Stockholders at 242 Crossways Park West, Woodbury, New York 11797.

    13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

    14. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    15. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.


                                                 Very truly yours

                                                 Kapson Senior Quarters Corp.

                                                 By:
                                                     -------------------------


                                                 -----------------------------
                                                           Glenn Kaplan

                                                 -----------------------------
                                                         Wayne L. Kaplan


                                                 -----------------------------
                                                          Evan A. Kaplan

The foregoing Agreement is hereby
confirmed and accepted as of the date first written above

Salomon Brothers Inc.
Raymond James & Associates, Inc.
Wheat, First Securities, Inc.

By: Salomon Brothers Inc.

By:
    ______________________________________
              Vice President

For themselves and the other several
Underwriters named in Schedule I to the
foregoing Agreement

                                      SCHEDULE I


                                                    NUMBER OF SHARES OF
                                                  UNDERWRITTEN SECURITIES
UNDERWRITER                                           TO BE PURCHASED
- ---------------                                  ------------------------

Salomon Brothers Inc . . . . . . . . . . . .
Raymond James & Associates, Inc. . . . . . .
Wheat, First Securities, Inc.. . . . . . . .












                                                           -------------
                                                 Total         3,550,000
                                                           -------------
                                                           -------------

                                     SCHEDULE II



                                                    MAXIMUM NUMBER OF
                                                     SHARES OF OPTION
NAME                                               SECURITIES TO BE SOLD
- --------------                                   ------------------------

Kapson Senior Quarters Corp. . . . . . . . .                266,250
Glenn Kaplan.. . . . . . . . . . . . . . . .                 88,750
Wayne L. Kaplan. . . . . . . . . . . . . . .                 88,750
Evan A. Kaplan . . . . . . . . . . . . . . .                 88,750









                                                      --------------
                                        Total               532,500
                                                      --------------
                                                      --------------

                                     SCHEDULE III


                         EXCEPTIONS UNDER SECTION 1(a)(xxii)



         1. Licenses for certain new facilities (i.e., Senior Quarters at Lynbrook and Senior Quarters at Glen Riddle) for which rental offices have been opened, but which are not yet occupied, have been applied for and have not yet been received.

         2. Applications have been filed to upgrade Senior Quarters at Jamesburg ("Jamesburg") and Senior Quarters at Cranford ("Cranford") from a "Class C Boarding Home" to an "Assisted Living Residence/Comprehensive Personal Care Home" in the case of Jamesburg and a "Comprehensive Personal Care Home" in the case of Cranford.

         3. An application is pending with respect to Senior Quarters at Stamford to upgrade the facility from an "Independent Living Facility" to an "Assisted Living Services Agency".

                                      EXHIBIT A
          [Letterhead of executive officer, director or affiliate of Kapson
                               Senior Quarters Corp.]


                                  Kapson Senior Quarters Corp.

                                PUBLIC OFFERING OF COMMON STOCK

                                                               ___________, 1996


Salomon Brothers Inc
Raymond James & Associates, Inc.
Wheat, First Securities, Inc.
c/o Salomon Brothers Inc
  as Representative of the several Underwriters
Seven World Trade Center
New York, New York  10048

Dear Sirs:

         This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between Kapson Senior Quarters Corp., a Delaware corporation (the "Company"), certain Selling Stockholders named therein and each of you as Representative of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock, $0.01 par value ("Common Stock"), of the Company.

         In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of Common Stock beneficially owned by the undersigned or any securities convertible into, or exchangeable for, shares of Common Stock for a period of 180 days following the day on which the Underwriting Agreement is executed without your prior written consent, other than shares of Common Stock disposed of as bona fide gifts, including charitable contributions.

         If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                       Yours very truly,



                                       [Signature of executive officer,
                                       director or affiliate]

                                       [Name and address of executive officer,
                                       director or affiliate]

                                      EXHIBIT B



                                                 _________________ __, 1996


Salomon Brothers Inc
Raymond James & Associates, Inc.
Wheat, First Securities, Inc.
c/o Salomon Brothers Inc
  as Representative of the several Underwriters
Seven World Trade Center
New York, New York  10048

                           Re:  KAPSON SENIOR QUARTERS CORP.

Ladies and Gentlemen:
         We have acted as special counsel to Kapson Senior Quarters Corp., a Delaware corporation (the "Company") in connection with the purchases by the several underwriters (the "Underwriters") named in Schedule I to the Underwriting Agreement, dated _____ __, 1996, among the Company, certain selling stockholders named therein (the "Selling Stockholders"), and you, as representatives of the Underwriters, of shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), from the Company and the Selling Stockholders. Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Underwriting Agreement.

         In that capacity, we participated in conferences with certain officers of, and with the accountants for, the Company concerning the preparation of (a) the Registration Statement and (b) the Prospectus. Certain of the documents incorporated by reference in the Registration Statement and Prospectus were prepared and filed by the Company.

         Although we have made certain inquiries and investigations in connection with the preparation of the Registration Statement and the Prospectus, we did not independently verify the accuracy or completeness of the statements made in the Registration Statement or the Prospectus and the limitations inherent in the role of outside counsel are such that we cannot and do not assume responsibility for or pass on the accuracy and completeness of such statements, except insofar as such statements relate to us and except to the extent set forth in the clause following the first semicolon in the first sentence of paragraph (iii) and in paragraph (v) of our opinion to you dated the date hereof. Subject to the foregoing, we can state to you that (other than financial statements and schedules and other information of a statistical, accounting, or financial nature which are or should be contained therein as to which we express no view): (i) the Registration Statement and the Prospectus comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, and (ii) our work in connection with this matter did not disclose any information that caused us to believe that the Registration Statement, at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the date thereof or hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                       Very truly yours,


                                       Proskauer Rose Goetz & Mendelsohn LLP


                                       By:__________________________________



                                     Exhibit B-2